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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): AUGUST 25, 2004


                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202


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                           MICHIGAN                                               38-1999511
(State or other jurisdiction of incorporation or organization)       (I.R.S. Employer Identification No.)

              25505 W. TWELVE MILE ROAD, SUITE 3000                               48034-8339
                     SOUTHFIELD, MICHIGAN                                         (Zip Code)
            (Address of Principal Executive Offices)
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      (Registrant's telephone number, including area code): (248) 353-2700

                               -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF- BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On August 25, 2004, Credit Acceptance Corporation (the "Company") entered into a $100 million asset-backed non-recourse secured financing. The terms and conditions of this transaction are summarized in a press release issued by the Company on August 25, 2004, which is attached as Exhibit 99(a) and is incorporated herein by reference.

The secured financing creates a loan for which the Company's special purpose trust created for the transaction is liable and which is secured by all the assets of the trust and of another subsidiary created for the transaction. Such loans are non-recourse to the Company, even though the trust, the subsidiary and the Company are consolidated for financial reporting purposes. Except for the Company's servicing fee and payments due to dealer-partners, the Company does not receive, or have any rights in, any portion of such collections until the trust's underlying indebtedness is paid in full, either through collections or through a prepayment of the indebtedness. Thereafter, remaining collections would be paid over to the subsidiary as the sole beneficiary of the trust where they would be available to be distributed to the Company as the sole member of subsidiary, or the Company may choose to cause the subsidiary to repurchase the remaining dealer-partner advances from the trust and then dissolve, whereby the Company would become the owner of such remaining collections.

The financing may be accelerated upon the occurrence of an "indenture event of default." An "indenture event of default" includes: a default by the trust in the payment of interest or principal when due; any breach of covenant or any material breach of representation or warranty that is not cured within the specified time following notice; the occurrence of certain bankruptcy or insolvency events involving the trust or the subsidiary; a draw on one of the financial insurance policies; the failure of collections on the transferred assets to be more than a threshold percentage of projected collections for three consecutive collection periods; a transfer by the subsidiary of its ownership of the trust; the failure of the trustee to have a valid and perfected first priority security interest in the trust property if such failure has not been cured within ten business days; and the cessation of any transaction document to be in full force and effect.

The agreements the Company entered into related to this transaction are attached as Exhibits (f)(57) through (f)(62) and are incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

            4(f)57 Indenture dated August 25, 2004 between Credit Acceptance Auto Dealer Loan Trust 2004-1 and JPMorgan Chase Bank

            4(f)58 Sales and Servicing Agreement dated August 25, 2004 among the Company, Credit Acceptance Auto Dealer Loan Trust 2004-1, Credit Acceptance Funding LLC 2004-1, JPMorgan Chase Bank, and Systems & Services Technologies, Inc.

            4(f)59 Backup Servicing Agreement dated August 25, 2004 among the Company, Credit Acceptance Funding 2004-1, Credit Acceptance Auto Dealer Loan Trust 2004-1, Systems & Services Technologies, Inc., Radian Asset Assurance Inc., XL Capital Assurance Inc., and JPMorgan Chase Bank

            4(f)60 Amended and Restated Trust Agreement dated August 25, 2004 between Credit Acceptance Funding LLC 2004-1 and Wachovia Bank of Delaware, National Association

            4(f)61 Contribution Agreement dated August 25, 2004 between the Company and Credit Acceptance Funding LLC 2004-1

            4(f)62 Intercreditor Agreement dated August 25, 2004 among the Company, CAC Warehouse Funding Corporation II, Credit Acceptance Funding LLC 2003-1, Credit Acceptance Auto Dealer Loan Trust 2003-1, Credit Acceptance Funding LLC 2004-1, Credit Acceptance Auto Dealer Loan Trust 2004-1, Wachovia Capital Markets, LLC, as agent, JPMorgan Chase Bank, as agent, and Comerica Bank, as agent

            99(a)       Press Release dated August 25, 2004
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CREDIT ACCEPTANCE CORPORATION
                                     (Registrant)

                                     By: /s/ Douglas W. Busk
                                         ------------------------
                                         Douglas W. Busk
                                         Treasurer
                                         August 30, 2004

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                                INDEX OF EXHIBITS

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EXHIBIT NO.    DESCRIPTION
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4(f)57         Indenture dated August 25, 2004 between Credit Acceptance Auto
               Dealer Loan Trust 2004-1 and JPMorgan Chase Bank

4(f)58 Sales and Servicing Agreement dated August 25, 2004 among the Company, Credit Acceptance Auto Dealer Loan Trust 2004-1, Credit Acceptance Funding LLC 2004-1, JPMorgan Chase Bank, and Systems & Services Technologies, Inc.

4(f)59 Backup Servicing Agreement dated August 25, 2004 among the Company, Credit Acceptance Funding 2004-1, Credit Acceptance Auto Dealer Loan Trust 2004-1, Systems & Services Technologies, Inc., Radian Asset Assurance Inc., XL Capital Assurance Inc., and JPMorgan Chase Bank

4(f)60 Amended and Restated Trust Agreement dated August 25, 2004 between Credit Acceptance Funding LLC 2004-1 and Wachovia Bank of Delaware, National Association

4(f)61 Contribution Agreement dated August 25, 2004 between the Company and Credit Acceptance Funding LLC 2004-1

4(f)62 Intercreditor Agreement dated August 25, 2004 among the Company, CAC Warehouse Funding Corporation II, Credit Acceptance Funding LLC 2003-1, Credit Acceptance Auto Dealer Loan Trust 2003-1, Credit Acceptance Funding LLC 2004-1, Credit Acceptance Auto Dealer Loan Trust 2004-1, Wachovia Capital Markets, LLC, as agent, JPMorgan Chase Bank, as agent, and Comerica Bank, as agent

99(a)          Press Release dated August 25, 2004
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